UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 8, 2020
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

001-01910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210
(a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201-3708 (410) 234-5000

001-31403	PEPCO HOLDINGS LLC	52-2297449
(a Delaware limited liability company) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000

001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

PECO ENERGY COMPANY:
Trust Receipts of PECO Energy Capital Trust III, each representing a 7.38% Cumulative Preferred Security, Series D, $25 stated value, issued by PECO Energy Capital, L.P. and unconditionally guaranteed by PECO Energy Company
	EXC/28	New York Stock Exchange

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Section 2 - Financial Information
Item 2.02. Results of Operations and Financial Condition.
Section 7 - Regulation FD
Item 7.01. Regulation FD Disclosure.

On May 8, 2020, Exelon Corporation (Exelon) announced via press release its results for the first quarter ended March 31, 2020. A copy of the press release and related attachments is attached hereto as Exhibit 99.1. Also attached as Exhibit 99.2 to this Current Report on Form 8-K are the presentation slides to be used at the first quarter 2020 earnings conference call. This Form 8-K and the attached exhibits are provided under Items 2.02, 7.01 and 9.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Exelon has scheduled the conference call for 9:00 AM CT (10:00 AM ET) on May 8, 2020. The call-in number in the U.S. and Canada is 855-982-8076. If requested, the conference ID number is 2969489. Media representatives are invited to participate on a listen-only basis. The call will be webcast and archived on the Investor Relations page of Exelon’s website: www.exeloncorp.com.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press release and earnings release attachments
99.2	Earnings conference call presentation slides
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Exelon, Exelon Generation Company, LLC, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, including, among others, statements related to the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of various governments and regulatory bodies, customers, and the company, on our business, financial condition and results of operations, and any such forward-looking statements, whether concerning the COVID-19 pandemic or otherwise, involve risks, assumptions and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements.
The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants' First Quarter 2020 Quarterly Report on Form 10-Q (to be filed on May 8, 2020) in (a) Part II, ITEM 1A. Risk Factors; (b) Part I, ITEM 2. Management’s Discussion

and Analysis of Financial Condition and Results of Operations and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

COMMONWEALTH EDISON COMPANY

/s/ Jeanne M. Jones
Jeanne M. Jones
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

PECO ENERGY COMPANY

/s/ Robert J. Stefani
Robert J. Stefani
Senior Vice President, Chief Financial Officer and Treasurer
PECO Energy Company

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and Treasurer
Baltimore Gas and Electric Company

PEPCO HOLDINGS LLC

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Pepco Holdings LLC

POTOMAC ELECTRIC POWER COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company

DELMARVA POWER & LIGHT COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

ATLANTIC CITY ELECTRIC COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
May 8, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release and earnings release attachments
99.2	Earnings conference call presentation slides
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.